Vanguard Dividend Growth Fund

Supplement to the Statement of Additional Information Dated
May 25, 2018

Effective July 20, 2018, Bank of New York Mellon, 22 Liberty Street, New York,
NY 10286, serves as the custodian for Vanguard Dividend Growth Fund (the
“Fund”). The custodian is responsible for maintaining the Fund’s assets, keeping all necessary accounts and records of the Fund’s assets, and appointing any foreign sub-custodians or foreign securities depositories.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 051A 072018